Restructuring Actions and Exit Activities	12 Months Ended
Dec. 31, 2010
Restructuring Actions and Exit Activities
Restructuring Actions and Exit Activities

NOTE 4.  Restructuring Actions and Exit Activities

Restructuring actions and exit activities generally include significant actions involving employee-related severance charges, contract termination costs, and impairment of assets associated with such actions. Accounting policies related to these activities are discussed in Note 1.

The following provides information, respectively, concerning the Company’s 2009/2008 restructuring actions and its exit activities during 2008.

2009 and 2008 Restructuring Actions:

During the fourth quarter of 2008 and the first nine months of 2009, management approved and committed to undertake certain restructuring actions. Due to the rapid decline in global business activity in the fourth quarter of 2008 and into the first three quarters of 2009, 3M aggressively reduced its cost structure and rationalized several facilities, including manufacturing, technical and office facilities. These actions included all geographies, with particular attention in the developed areas of the world that have and are experiencing large declines in business activity, and included the following:

•                     During the fourth quarter of 2008, 3M announced the elimination of more than 2,400 positions. Of these employment reductions, about 31 percent were in the United States, 29 percent in Europe, 24 percent in Latin America and Canada, and 16 percent in the Asia Pacific area. These restructuring actions resulted in a fourth-quarter 2008 pre-tax charge of $229 million, with $186 million for employee-related items/benefits and other, and $43 million related to fixed asset impairments. The preceding charges were recorded in cost of sales ($84 million), selling, general and administrative expenses ($135 million), and research, development and related expenses ($10 million). Cash payments in 2008 related to this restructuring were not material.

•                     During the first quarter of 2009, 3M announced the elimination of approximately 1,200 positions. Of these employment reductions, about 43 percent were in the United States, 36 percent in Latin America, 16 percent in Europe and 5 percent in the Asia Pacific area. These restructuring actions resulted in a first-quarter 2009 pre-tax charge of $67 million, with $61 million for employee-related items/benefits and $6 million related to fixed asset impairments. The preceding charges were recorded in cost of sales ($17 million), selling, general and administrative expenses ($47 million), and research, development and related expenses ($3 million).

•                     During the second quarter of 2009, 3M announced the permanent reduction of approximately 900 positions, the majority of which were concentrated in the United States, Western Europe and Japan. In the United States, another 700 people accepted a voluntary early retirement incentive program offer, which resulted in a $21 million non-cash charge. Of these aggregate employment reductions, about 66 percent were in the United States, 17 percent in the Asia Pacific area, 14 percent in Europe and 3 percent in Latin America and Canada. These restructuring actions in total resulted in a second-quarter 2009 pre-tax charge of $116 million, with $103 million for employee-related items/benefits and $13 million related to fixed asset impairments. The preceding charges were recorded in cost of sales ($68 million), selling, general and administrative expenses ($44 million), and research, development and related expenses ($4 million).

•                     During the third quarter of 2009, 3M announced the elimination of approximately 200 positions, with the majority of those occurring in Western Europe and, to a lesser extent, the United States. These restructuring actions, including a non-cash charge related to a pension settlement in Japan, resulted in a third-quarter 2009 net pre-tax charge of $26 million for employee-related items/benefits and other, which is net of $7 million of adjustments to prior 2008 and 2009 restructuring actions. The preceding charges were recorded in cost of sales ($25 million) and research, development and related expenses ($1 million).

The restructuring expenses related to these actions are summarized by income statement line as follows:

(Millions)	2009	2008
Cost of sales	$110	$84
Selling, general and administrative expenses	91	135
Research, development and related expenses	8	10
Total restructuring expense	$209	$229

Components of these restructuring actions by business segment and a roll-forward of associated balances follow below. Cash payments in 2008 related to these actions were not material.

(Millions)	Employee- Related Items/ Benefits and Other	Asset Impairments	Total

Expenses incurred in 2008:
Industrial and Transportation	$33	$7	$40
Health Care	37	14	51
Display and Graphics	15	9	24
Consumer and Office	17	1	18
Safety, Security and Protection Services	12	—	12
Electro and Communications	7	—	7
Corporate and Unallocated	65	12	77
Total 2008 expenses	$186	$43	$229

Non-cash changes in 2008	$—	$(43)	$(43)

Expenses incurred in 2009:
Industrial and Transportation	$84	$5	$89
Health Care	20	—	20
Display and Graphics	9	13	22
Consumer and Office	13	—	13
Safety, Security and Protection Services	16	—	16
Electro and Communications	11	—	11
Corporate and Unallocated	37	1	38
Total 2009 expenses	$190	$19	$209

Non-cash changes in 2009	$(34)	$(19)	$(53)
Cash payments, net of adjustments, in 2009	$(266)	$—	$(266)
Accrued liability balance as of December 31, 2009	$76	$—	$76

Cash payments, net of adjustments, in 2010	$(54)	$—	$(54)
Accrued liability balance as of December 31, 2010	$22	$—	$22

The majority of the remaining employee related items and benefits are expected to be paid out in cash in 2011.

Exit Activities:

During the second and third quarters of 2008, management approved and committed to undertake certain exit activities, which resulted in a pre-tax charge of $68 million. These charges primarily related to employee-related liabilities and fixed asset impairments. During the fourth quarter of 2008, a pre-tax benefit of $10 million was recorded, which primarily related to adjustments to employee-related liabilities for second and third-quarter 2008 exit activities. In total for 2008, these actions resulted in pre-tax charges for Industrial and Transportation ($26 million); Display and Graphics ($18 million); Health Care ($9 million); Safety, Security and Protection Services ($3 million); and Corporate and Unallocated ($2 million). These charges were recorded in cost of sales ($38 million), selling, general and administrative expenses ($17 million), and research, development and related expenses ($3 million).